UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

 (Address of principal executive offices)

(Zip code)

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

 (Name and address of agent for service)

With copy to:

Stephanie A. Djinis, Esq

Law Offices of Stephanie A. Djinis

1749 Old Meadow Road, Suite 310

McLean, Virginia 22102

Registrant's telephone number, including area code: (212) 508-4537

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

A Series of

Bertolet Capital Trust

Annual Report

December 31, 2003

Pinnacle Value Fund Annual Report

December 31, 2003

Dear Fellow Shareholders,

A friend who runs a mid-sized investment partnership recently wrote "The current moment contrasts starkly with the situation one year ago.  The outlook was bleak, the recovery seemed stalled, consumer spending was dropping, corporate America was rife with scandals, and we were heading into uncertain war.  One year later sentiment is almost exactly the opposite.  In our judgment, the current price of many stocks anticipates an unblemished economic and geopolitical scene for the next several years."

I think this captures well the change in psychology/sentiment dominating the stock market at both the individual and institutional levels.  During the past year, almost any reason has been seized upon to justify "investing" in the market.  There are undoubtedly many more investors chasing stocks today and their stay will be limited by how long they think profits can be made quickly and easily.  While it is difficult to say how long the current rally will continue, it is probably fair to say that the longer it lasts, the greater the reaction to it.

We make no attempt to forecast the general market, the economy's strength (or weakness) or the direction of interest rates.  Our efforts are devoted to finding undervalued securities.  However, in our opinion the wide-spread public belief in the inevitability of sustained, robust corporate profits could lead to problems.  Should this occur, securities prices and the market could be materially impacted.

RESULTS IN 2003

In our June 30 semi-annual report we wrote about the difficulty we were having finding an adequate number of attractive investments with minimal risk to capital.  We also mentioned that our results are likely to be above average in declining or flat markets, but we may underperform in rising markets.  This proved to be the case in 2003.

The Fund ended the year win a NAV of $11.27/sh which, together with a $.10/sh gains distribution paid in December produced a total return of 13.7% from its April 1 inception through December 31, 2003.  That compares with full year gains (including dividend reinvestment) of 28.7% for the S&P 500 and 47.3% for the Russell 2000, our benchmark.  We were on average only 24% invested through the year.  The merchandise we owned did well but we owned did well but we couldn't find enough reasonably priced ideas to put incoming cash to work.  Also, the Fund began operations on April 1 so we were not afforded the opportunity to purchase stocks in Q1 when many were still bargains.  Our year end open common stock positions are up about 19% including dividends.  In addition, we took profits on several positions for a net realized gain of $124,337 or 70% on our cost.

Dec. 31 net assets were about $4,700,000 most of which came in fairly evenly through the year.  As you can see from the attached Schedule of Investments, we now have 39 investments across multiple industries.  All have strong competitive positions with seasoned management (who often own lots of stock), solid earnings potential and conservative balance sheets.  All were purchase at reasonable valuations.

The portfolio's weighted average market cap is approximately $218 million.

The yield on our securities cost (what we paid) is 1.9% reflecting our goal of earning income while waiting for securities to appreciate.

We ended the year about 48% invested and were below that for most of the year which clearly hurt our performance in a rapidly rising market.  You'll notice that we have a fair position (about 15%) in auction market preferreds.  These are short term, highly liquid, AA and AAA rated securities where the interest rate is reset weekly or monthly to market rates.  They are typically issued by closed end mutual funds and our preferred dividends must be paid before any common dividends.  The preferreds currently pay around 1.2% which is well in excess of money market rates.  We will cash them out as needed.

A TYPICAL SITUATION

So that you may better understand our method of operation, it might be helpful to review a specific activity of 2003.  It contributed $58,800 in realize profits or roughly double it's cost basis of $61,600 and was a major contributor to Fund performance.

The stock was Metals USA (MLT), a Houston based network of steel service centers.

MLT came public in July 1997 and grew to have 144 locations nationwide.  Steel service centers buy steel directly from the mills in large quantities which is then cut and processed further for sale to smaller customers who can't deal with the mills directly.  It's an important economic function that touches virtually every "hard goods" industry including automotive, aerospace, construction materials, machinery, etc.

Unfortunately, MLT expanded too quickly in the late 1990s embarking on expensive, debt financed acquisition spree of many of their competitors.  MLT paid top dollar, the economy softened, customers reduced orders and MLT imploded under a mountain of debt, filing for Chapter 11 reorganization in November, 2001.

Fortunately, MLT was not terminal and was able to reorganize, sell some assets and pay down debt.  They emerged from bankruptcy fairly quickly in November 2002 with a clean balance sheet and intact customer base.  The new CEO, Lourenco Gonzales ran smaller competitor California Steel Industries in Los Angeles for several years where he achieved some pretty stellar results.  MLT was his first shot at running a public company.

We noticed in our regular review of SEC filings of insider transactions that Lourenco and several other executives were making open market purchases shortly after MLT emerged from reorganization.  A quick review of the financials told us the company was conservatively financed and had the necessary "breathing room" to prosper once more.  We spoke with Lourenco about his plans for the future and like what we heard.  We began buying shares in earnest and were able to accumulate about 14,000 shares at around $4.40, a significant discount to tangible book value and potential earnings power.  At the time of purchase, it was a sizable position, close to 4% of Fund assets.

As you might expect, these types of compelling opportunities don't stay unnoticed for long.  Indeed, several institutions began bidding the shares up shortly after we built our position pushing them to $9-$10/sh.  MLT also had an earnings release (Sept. quarter) with results that were slightly disappointing relative to my expectations.  This, combined with the sharp rise in the share price prompted me to liquidate our position at about $8.60/sh.  The shares now hover around $9-$10.  We probably sold a bit soon but the proceeds are being placed in a very promising situation which I hope to explain at a future date.

THE CURRENT SITUATION

As most of you know, I have been very apprehensive about general stock market levels for many months.  To date this caution has been unnecessary.  The new year continues to see enthusiastic investor sentiment, fresh cash being committed to stocks, continued hopes for imminent corporate earnings and a general embrace of risk.  Still, at 29 times earnings and 3.4 times book value, with a dividend yield of 1.6%, the current S&P 500 Index contains a fairly high speculative component with a corresponding risk of loss.  Perhaps I'm wrong and the stampede into equities will continue for many more months (or years).  However, I would rather be penalized for being too conservative that face the consequences of error perhaps including permanent capital loss.

We are now well ensconced in our offices at 1414 Sixth Ave. in midtown Manhattan.  Our 90 square feet of real estate is a little cramped but suits our needs just fine.  We remain very grateful to my former boss Chuck Royce for subletting the space to us and team Royce for making the working environment so pleasant.  Please feel free to stop by if you visit NYC, but call ahead to make sure I'm in town.

Finally, a word about the market timing and late trading scandals that have recently impacted the fund industry.  Pinnacle Value Fund has never entered into market timing or late trading arrangements with any investor.  Our transfer agent, Mutual Shareholder Services (who continue to perform admirably), will not accept any orders or checks received after 4PM EST.  Nor will they accept any orders requesting a particular day, price or other special condition.  The fund has a 1% redemption fee on all sales of Fund shares made within 1 year of purchase to discourage market timing/trading.  This fee is shared by all remaining Fund shareholders.  The Fund has one class of shares, is 100% no-load and has no 12b-1 or any other distribution fees.

Should you have any questions or comments, please don't hesitate to call or write.

Thank you for your continued support and enthusiasm.

John E. Deysher

Pinnacle Value Fund

President and Portfolio Manager

1414 Sixth Ave-900

212-508-4537

New York, NY 10019

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

			Schedule of Investments
			December 31, 2003
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Aerospace & Defense
4,000	Sifco Industries, Inc. *	$ 7,600	$ 16,400	0.35%

Apparel/Accessories
17,400	Cutter & Buck, Inc. *	99,133	164,082
3,000	Delta Apparel	46,069	53,850
		145,202	217,932	4.61%
Auto & Truck Parts
3,000	Edelbrock Corp. *	30,120	37,650	0.80%

Business Services
8,800	General Employment Ent. *	6,802	12,848	0.27%

Chemical Distribution
19,600	Arrow Magolia *	33,009	27,832	0.59%

Consumer Electronics
4,300	Cobra Electronics *	25,767	32,465	0.69%

Education
5,700	Aristotle Corp. Ser. I Conv. Pfd.	41,596	43,605	0.92%

Exchange Traded Funds
3,000	iShares MSCI Japan *	20,200	28,740	0.61%

Financial Services
5,100	Ameritrans Capital Corp. Preferred	57,062	57,630
200	Capital Southwest	11,508	12,400
19,900	MVC Capital *	158,013	159,001
		226,583	229,031	4.85%
Food Processing
4,500	Golden Enterprises, Inc.	9,900	13,140	0.28%

Furniture & Fixtures
13,900	Reconditioned Systems *	24,980	17,375	0.37%

Hotels & Motels
8,200	Prime Hospitatlity Corp. *	50,388	83,640	1.77%

Insurance
19,300	Paula Financial *	20,393	42,074
6,700	SCPIE Holdings, Inc.	64,047	59,094
		84,440	101,168	2.14%
Manufacturing Housing
500	Liberty Homes, Inc.	2,085	2,530
1,100	Patrick Industries, Inc. *	6,996	9,086
46,600	Southern Energy Homes *	103,507	104,850
		112,588	116,466	2.47%
Metals Distribution
4,000	Friedman Industries	11,747	13,440	0.28%

Misc. Capital Goods
5,900	Hardinge, Inc. *	$ 44,686	$ 68,263
1,500	Minuteman International, Inc.	12,075	14,100
3,800	The L.S. Starrett Co.	45,360	62,510
		102,121	144,873	3.07%
Oil Field Service
500	Lufkin Industries, Inc.	9,540	14,380	0.30%

Patent Owners & Lessors
3,000	Refac *	14,856	14,790	0.31%

Real Estate
6,700	Price Legacy Corp. Pfd A	108,969	108,875
3,700	Regency Affiliates *	23,051	23,680
		132,020	132,555	2.81%
Recreational products
13,300	Coastcast *	26,482	26,334	0.56%

Retail
6,000	Deb Shops, Inc.	111,276	129,120
8,400	United Retail Group, Inc. *	10,992	24,864
		122,268	153,984	3.25%
Semiconductors
28,400	Opti, Inc. *	41,304	40,328	0.85%

Total for Common Stock		$ 1,279,513	$ 1,518,976	32.15%

AUCTION MARKET PREFERREDS
4	Aim Select Real Estate, Inc. Fund Pfd - F	100,000	100,000
4	Cohen & Steers Premium Income Realty Fund Pfd - T	100,000	100,000
4	F&C Claymore Total Return Fund Pfd - T7	100,000	100,000
4	ING Clarion Real Estate Income Fund - Pfd W28	100,000	100,000
1	J. Hancock Patriot Premium Dividend Pfd - A	100,000	100,000
4	Neuberger Berman Real Estate Income Fund Pfd - A	100,000	100,000
4	Nuveen Real Estate Income Fund Pfd - W	100,000	100,000
		700,000	700,000	14.82%

Total for Preferred Stock		$ 700,000	$ 700,000	14.82%

Cash and Equivalents
2,469,699	First American Government Obligation	2,469,699	2,469,699	52.27%
	Fund Cl A 0.35% **
	Total Investments	$ 4,449,212	4,688,675	99.24%

	Assets less other Liabilities		36,101	0.76%

	Net Assets		$ 4,724,776	100.00%

The accompanying notes are an integral part of the financial statements.

TOP 10 POSITIONS	% net assets

1. Cutter & Buck (CBUK) Golf apparel & sportswear	3.5%
2. MVC Capital (MVC) Closed end fund	3.4
3. DEB Shops (DEBS) Mall based teen clothing retailer	2.7
4. Price Legacy Pfd A (PRENP) Shopping Center REIT	2.3
5. Southern Energy Homes (SEHI) Manufactured homes & components	2.2
6. Neuberger & Berman Real Estate Income Fund Auction Rate Pfd A	2.1
7. John Hancock Patriot Premium Dividend Fund I Auction Rate Pfd A	2.1
8. Nuveen Real Estate Income Fund Auction Rate Pfd A	2.1
9. Flaherty & Crumine Total Return Fund Auction Rate Pfd T7	2.1
10. Cohen & Steers Premium Income Realty Fund Auction Rate Pfd T	2.1
Total	24.6%

TOP 5 WINNERS (realized & unrealized gains)

1. Cutter and Buck	$64,380
2. Metals USA	58,800
3. Prime Hopitality	33,210
4. Hardinge Corp.	23,600
5. Paula Financial	$22,000

TOP 5 SINNERS (realized & unrealized losses)

1. Reconditioned Systems	$8,340
2. Arrow Magnolia	5,488
3. SCPIE Holdings Inc.	5,360
4. Metro One	4,980
5. Opti, Inc.	$1,420

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2003

Assets:
Investment Securities at Market Value	$ 4,688,675
(Identified Cost -$ 4,449,212)
Receivables:
Cash	50,000
Dividends and Interest	825
Total Assets	4,739,500
Liabilities:
Payables:
Management Fees	584
Accrued Expenses	13,014
Dividends Payable	1,126
Total Liabilities	14,724
Net Assets	$ 4,724,776
Net Assets Consist of:
Paid-In Capital	$ 4,423,792
Accumulated Realized Gain on Investments - Net	61,521
Unrealized Apppreciation in Value
of Investments Based on Identified Cost - Net	239,463
Net Assets, for 419,340 Shares Outstanding	$ 4,724,776
Net Asset Value and Redemption Price
Per Share ($4,724,776/419,340 shares)	$ 11.27

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST
Statement of Operations
4/1/2003*
to
12/31/2003
Investment Income:
Dividends	$ 6,633
Interest	5,829
Total Investment Income	12,462
Expenses: (Note 2)
Investment Advisor Fees	24,918
Audit Fees	10,000
Accounting Fees	9,010
Transfer Agent Fees	3,862
Custodial Fees	2,833
Trustee Fees	3,100
Legal Fees	14,368
Printing & Mailing Fees	2,124
Registration Fees	1,893
Miscellaneous Fees	320
Insurance Fees	7,826
Total Expenses	80,254
Reimbursed Expenses	(44,571)
Net Expenses	35,683

Net Investment Loss	(23,221)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	124,337
Net Unrealized Appreciation on Investments	239,463
Net Realized and Unrealized Gain on Investments	363,800

Net Increase in Net Assets from Operations	$ 340,579

*commencement of operations

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets
4/1/2003*
to
12/31/2003
From Operations:
Net Investment Loss	$ (23,221)
Net Realized Gain on Investments	124,337
Net Unrealized Appreciation	239,463
Increase in Net Assets from Operations	340,579
From Distributions to Shareholders:
Net Realized Gain from Security Transactions	(39,595)
From Capital Share Transactions:
Proceeds From Sale of Shares	4,285,322
Shares issued in Reinvestment of Dividends	38,470
Net Increase from Shareholder Activity	4,323,792

Net Increase in Net Assets	4,624,776

Net Assets at Beginning of Period	100,000
Net Assets at End of Period	$ 4,724,776

Share Transactions:
Issued	405,899
Reinvested	3,441
Net increase in shares	409,340
Shares outstanding beginning of period	10,000
Shares outstanding end of period	419,340

*commencement of operations

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2003*
	to
	12/31/2003
Net Asset Value -
Beginning of Period	$ 10.00
Net Investment Loss	(0.09)
Net Gains or Losses on Securities
(realized and unrealized)	1.46
Total from Investment Operations	1.37

Distributions from Capital Gains	(0.10)

Net Asset Value -
End of Period	$ 11.27

Total Return	13.71%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	4,725

Before Reimbursement
Ratio of Expenses to Average Net Assets	4.00%	**
Ratio of Net Loss to Average Net Assets	(3.38)%	**
After Reimbursement
Ratio of Expenses to Average Net Assets	1.78%	**
Ratio of Net Loss to Average Net Assets	(1.16)%	**

Portfolio Turnover Rate	68.44%

* Commencement of operations.
** Annualized

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

            DECEMBER 31, 2003

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital gains with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  The investments in securities are carried at market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

FEDERAL INCOME TAXES:

 The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  The Fund account and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.  For the period ended December 31, 2003, the Fund decreased accumulated net realized gain by $23,221 and increased net investment loss by $23,221, due to certain permanent book and tax differences.  Net assets of the Fund were not affected by this change.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Bertolet Capital LLC (the Adviser).  Under the Agreement, the Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the period ended December 31, 2003, the Adviser waived $24,918 of its fee.  An officer and trustee of the Fund is also an officer and trustee of the Adviser.

The Advisory Agreement also provides for an expense reimbursement from the Adviser, if the Fund’s total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.79% of the Fund’s average daily net assets through December 31, 2005.  During the period ended December 31, 2003, the Advisor reimbursed the Fund $19,653 for certain operating expenses.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to t he Fund.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  At December 31, 2003, the cumulative unreimbursed  amount paid/or waived by the Advisor on behalf of the Fund is $44,571.  The Adviser may recapture this amount no later than December 31, 2006.

4.)

PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2003, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,458,337 and $603,160 respectively.

5.)

SECURITY TRANSACTIONS

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of was sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the period ended December 31, 2003 is as follows:

  2003

Ordinary Income	$ 33,595

As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments	$4,449,212

Gross tax unrealized appreciation	$258,481
Gross tax unrealized depreciation	(19,018)
Net tax unrealized appreciation	239,463

Accumulated capital gains	61,521
Total distributable earnings	$300,984

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust, including the schedule of investments, as of December 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for the period April 1, 2003 (commencement of operations) to December 31, 2003.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the period April 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/TAIT WELLER & BAKER

Philadelphia, Pennsylvania

February 13, 2004

SUPPLEMENTAL INFORMATION (Unaudited)

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (49)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Associates

Independent Trustees
Edward P. Breau, CFA (71)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (48)	Trustee	Unlimited	Associate General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (39)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Management	City Funds

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At Dec. 31, 2003 Deysher family held over 15% of the Fund.

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8869 Brecksville Rd-C, Brecksville OH 44141

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Auditor: Tait, Weller & Baker, 1818 Market St, Suite 2400, Philadelphia PA 19103

Legal Counsel: Law Offices of Stephanie A. Djinis, 1749 Old Meadow Rd.-310, McLean, VA 22102

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal accounting officer or controller, or persons performing similar functions.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.  No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)

The Board of Trustees of the Registrant has determined that it does not have an audit committee financial expert.

(a)(2)

The Board of Trustees of the Registrant has determined that, although each member of its Audit Committee is financially literate and has the necessary education and experience to be effective members of the Audit Committee, no one member of its Audit Committee possesses each of the five attributes of an audit committee financial expert.  However, the Board does not feel the absence of a financial expert impacts the Audit Committee’s ability to fulfill its requirements because of the (1)straightforward nature of the Fund’s investments and accounting requirements; (2) fact that transfer agency and accounting functions are performed by an unaffiliated third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in the fund complex; (5) aggregate financial experience of all Trustees taken together is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Year ended December 31, 2003 - $8,000

(b)

Audit-Related Fees

Year ended December 31, 2003 - $0

(c)

Tax Fees

Year ended December 31, 2003 - $2,000 Preparation of tax returns and excise tax review.

(d)

All Other Fees

Year ended December 31, 2003 - $0

(e)(1)

Annual Pre-Approval:  On an annual basis, the Registrant’s independent auditor submits to the Audit Committee (Committee) a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the  Committee.  This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further  Committee approval.  The Committee then reviews and determines whether to approve the types of scheduled services and the projected fees.  Any subsequent revisions to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Committee meeting.

If subsequent to the annual pre-approval of services and fees by the Committee, the Registrant or one if its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request shall be submitted to the Registrant’s Treasurer. The Treasurer, upon determining that the service is not a prohibited service will arrange for a discussion of the proposed service and fee at the next regularly scheduled Committee meeting.

Interim Pre-Approval:  If, in the judgment of the Registrant’s Treasurer, a proposed engagement needs to commence before the next regularly scheduled  Committee meeting, the Treasurer shall submit a written summary of the proposed engagement to all Committee members , outlining the services, estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the independent auditor to perform the services.  The  Treasurer will arrange for this interim review and coordinate with Committee members.  The auditor may not begin the engagement under consideration until the Treasurer has informed the auditor in writing that pre-approval has been obtained.  The member(s) of the Committee who pre-approve any engagements between regularly scheduled Committee meetings will report, for informational purposes only, any pre-approval decisions to the Committee at the next regularly scheduled meeting.

(e)(2)

Not applicable.

(f)

Not applicable.

(g)

Year ended December 31, 2003 - $10,000

(h)

Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.  Not applicable.

Item 10.  Controls and Procedures.

(a)

Disclosure Controls and Procedures.  The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.  Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date March 10, 2004

* Print the name and title of each signing officer under his or her signature.